UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 765-5384

Date of fiscal year end: February 28, 2014

Date of reporting period: August 31, 2013

Item 1. Reports to Stockholders.

Semi-Annual Report

August 31, 2013

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

We are writing to share with you the semi-annual investment results for the Snow Capital Family of Funds, and to provide our perspective on the current environment for investors.

Snow Capital’s contrarian investing style proved successful in the first six months of the fiscal year ended August 31, 2013. Our patient discipline has delivered significant rewards. We are excited by the opportunities ahead, and hope you share in our optimism.

As the old Wall Street saying goes, “Markets climb a wall of worry”. Given the rather dismal record for the equity markets over the last fourteen years is there any wonder that investors are wary of an upward movement in the equity markets? In the period from August 31, 1999 to August 31, 2013, the total annualized return for the S&P 500 Index has been only 3.45%.

Throughout this period any positive momentum has been crushed with a subsequent market crash. First the tech wreck then the financial crisis and most recently the European debt crisis have bludgeoned portfolios. If humans are indeed creatures of habit then more than a decade of seemingly trendless, violent market cycles has certainly made the average investor more cautious.

Recent investor sentiment surveys point toward some investor optimism, but investment activity does not reflect optimism so much as cautious acceptance of the current bull market. After seven years of outflows from domestic equity funds, 2013 is looking like the first calendar year in which we may eke out modest inflows (e.g., according to the Investment Company Institute, $9 billion for Domestic Equity Funds versus $40 billion for International Equity and $19 billion for Balanced Funds between December 31, 2012 and August 31, 2013). This activity does not indicate a rush to own US stocks.

Bank of America Merrill Lynch’s Sell Side Indicator (a measure of Wall Street strategists’ bullishness) remains short of where it was during the market lows of 2009. This means that on average Wall Street strategists are still recommending that clients hold 53% of their portfolios in equities versus the long term average of 60-65%. Not surprisingly, the history of this indicator suggests that strong equity returns can last for years after the indicator troughs.

Perhaps we are in a “new normal” where equities are permanently shunned for allegedly low risk investments in bonds and high yielding securities. However, at Snow Capital we tend to be cynical towards “this time is different” investment theses. As we had previously predicted, bonds have suddenly become very volatile and returns have gone negative as the ten-year US treasury yield rose from a low of 1.62% to a recent high of 2.89%.

A fundamental tenet of our investment philosophy is mean reversion. The low points of the recent crises were well below the averages so one should expect a long slow climb back to normal for securities markets and the United States economy. However, bull markets do not tend to end at normal. If the corollary to the above Wall Street adage is true, “bear markets slide down a slope of hope”, then we would expect the end of an equity bull market to be marked by widespread exuberance with market indices overshooting on the upside. There is no evidence of such sentiment; instead we have watched the US equity markets grind higher despite relentless domestic equity fund outflows and continued fear that the end is right around the corner.

Despite the impressive returns for the S&P 500 Index from the lows of March of 2009, as contrarians we still find ourselves in a minority when we talk about being optimistic.

We may get nervous about this cycle when we find that fear has abated and investors are jumping into the market. With equity markets and economies in China and Europe just recently finding a bottom, and anemic domestic equity inflows, that day still seems a long way off.

Snow Capital offers two mutual funds that provide an investor the opportunity to leverage Snow Capital’s value investing process, our resources as an institutional investor, and our professional investment discipline. Our funds utilize the same process that was developed by Richard Snow and is implemented by our team of experienced and talented investment professionals. Your financial professional can help you determine which funds are best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the six month period ended August 31, 2013, the Snow Capital Opportunity Fund Institutional Class Shares recorded a return of 12.39% compared to a return of 8.95% for the S&P 500 Index and a return of 8.77% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a core portfolio of between 30 and 60 U.S. listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The Fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2013, Financials, Health Care, Consumer Discretionary, Information Technology, Materials, Industrials, and Energy sectors added to overall performance. In order of magnitude, the best performing stock for the six months was Genworth Financial (GNW), a large multi-line insurance company, which benefited from improvement in its mortgage insurance subsidiary and rising interest rates. Shares of MetLife (MET) and Hartford Financial Services Group (HIG), market leaders in the life insurance industry, advanced with both companies reporting strong second quarter results. The steady rise in interest rates over the 6-month period also attributed to the outperformance. WellPoint (WLP), a diversified managed care company, appreciated due to strong earnings results, an improved management team, and increasing optimism regarding the company’s opportunities to capitalize on the implementation of the Affordable Care Act in 2014 and beyond. Finally, Microsoft (MSFT), through their diverse portfolio of products and services, has been able maintain earnings and cash flow as strength in their enterprise offerings has offset a weak consumer-PC market. MGIC Investment Corp. Convertible Bond (MTG 9% 4/1/63) was the largest positive contributor to the fund over the period.

Top Detractors from the Fund’s Return

Over the past six months, no sector detracted from overall performance. In order of magnitude, the worst performer was VeriFone Systems (PAY), as the company materially reduced the sales and earnings outlook for the second half of fiscal 2013. Terex (TEX), a diversified global manufacturer, lowered guidance in the second quarter due to weak performance in their crane segment. However, the company continues to execute on efforts to turn around underperforming segments. Hewlett Packard (HPQ) declined after management lowered their view for revenue growth in 2014. The company’s turnaround efforts are on track and have stabilized earnings. Weak relative performance for Patterson-UTI Energy (PTEN), a provider of drilling services to oil and natural gas companies, reflects a sluggish rig count and low natural gas prices. Vera Bradley (VRA) underperformed due to poor operating performance, excess inventory, and the announcement of the retirement of the CEO. Consumer weakness during the majority of 2013 also weighed on much of the retail space. We have since exited this position in the Fund.

Portfolio Positioning

As of August 31, 2013, the Fund held an overweight in the Consumer Discretionary, Industrials, Information Technology, and Health Care sectors and an underweight in the Financials, Utilities, Consumer Staples, Telecomm Service, Energy, and Materials sectors compared to the Russell 3000 Value Index.

During the past six months, we reduced our exposure to Health Care, Information Technology, Energy, and Materials, and increased our investments in Industrials, Consumer Discretionary, and Financials. We maintained a 0% weighting in Telecom Services, Consumer Staples, and Utilities.

As of August 31, 2013, the portfolio held 37 core positions. We are holding cash as a component of our options strategies (e.g., written puts and long call options) and to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

Genworth Financial, Inc. (GNW)

GNW is a multi-line insurance company that offers insurance, wealth management, and investment and financial solutions. Active in the United States, Canada, Australia, and throughout Europe, GNW’s product offerings include annuities, life insurance, long-term care insurance, and guarantees on residential mortgage loans.

Microsoft Corp. (MSFT)

Best known for their Windows operating system which dominates the consumer and business PC market, MSFT remains one of the largest and most successful software companies in the world. MSFT also offers server application software, business and consumer applications software, software development tools, and Internet and intranet software. MSFT also develops video game consoles and digital music entertainment devices.

MetLife, Inc. (MET)

MET is a market leader in the life insurance industry, with better capitalization than most of its peers. MET provides individual insurance, employee benefits, and financial services with operations across the globe. The Company’s products include life insurance, annuities, automobile and homeowners insurance, retail banking, and other financial services to individuals as well as group insurance.

Hartford Financial Services Group (HIG)

One of the oldest life insurance companies in the United States, HIG is complemented by a stable property and casualty business focused on personal lines, small business, and middle markets. HIG operates around the world.

Avnet, Inc. (AVT)

AVT is a technology distribution company specializing in computer products and semiconductors, along with interconnected, passive, and electromechanical components. By providing supply-chain integration, engineering design, and technical services, AVT is able to add value through marketing and solutions.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the six month period ended August 31, 2013 the Snow Capital Small Cap Value Fund Institutional Class Shares recorded a return of 10.42% compared to a return of 8.57% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of between 40 and 60 U.S. listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws investments principally from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

In the six months ended August 31, 2013, Financials, Health Care, Industrials, Materials, Consumer Discretionary, Information Technology, and Consumer Staples added to overall performance. In order of magnitude, the best performing stock for the six months was Green Dot (GDOT), a prepaid financial services company, which outperformed as second quarter earnings per share and revenues came in ahead of consensus estimates. Annual revenue, cash flow, and earnings per share guidance were raised by management as well.

Shares of Protective Life (PL), a financial services provider, rose during the period. The increase in value reflected rising interest rates and the anticipation of improving return on equity from the closing of the AXA MONY closed block transaction. Carrizo Oil & Gas (CRZO), a Houston based explorer and producer of natural gas and crude, reported results that reflected better than expected growth in earnings and oil production over the last several quarters. The company has also made good progress on its plans to de-lever the balance sheet. Endo Health Solutions (ENDP), a diversified healthcare company, has benefitted from gradual progress on the new CEO’s strategy to reposition the company, which includes the sale of the HealthTronics Laboratory Solutions business and the announced acquisition of specialty generics company Boca Pharmacal. We believe that many of the headwinds facing ENDP, including upcoming generic competition for both LIDODERM and OPANA, have been priced into the stock. Assurant (AIZ), a specialized insurance company, outperformed after exceeding second quarter operating earnings per share consensus, with results continuing to be powered by the Specialty Property segment.

Top Detractors from the Fund’s Return

In the six months ended August 31, 2013, only the Energy sector detracted from overall performance. Shares of Ion Geophysical (IO) fell after the company reported results that fell short of consensus expectations due to temporary pressures in their systems business. Trends and outlook for their core business lines remain positive. Jakks Pacific (JAKK) declined as younger and younger children move to electronics and away from traditional toys. JAKK shares fell precipitously after reporting disappointing results, and the Fund exited this position during the period. Orthofix International (OFIX) declined following the company’s announcement that the second quarter earnings release would be delayed due to an accounting review of prior period results specifically related to revenue recognition in 2011 and 2012. We believe the company will resolve any accounting errors and issue restatements in the coming quarter, and we expect the new management team will then refocus on the company’s turnaround. Weak relative performance for Patterson-UTI Energy (PTEN), a provider of drilling services to oil and natural gas companies, reflects a sluggish rig count and low natural gas prices. LMI Aerospace (LMIA) shares fell during the second calendar quarter after the company disclosed a further slowdown in its engineering segment, and causing a negative revision to earnings guidance. LMIA is still poised to benefit from a strong commercial aerospace cycle.

Portfolio Positioning

As of August 31, 2013, the Fund held an overweight in the Health Care, Industrials, Energy, and Information Technology sectors compared to the Russell 2000 Value Index. The Fund held an underweight in the Financials, Utilities, Materials, Consumer Discretionary, Telecomm, and Consumer Staples sectors compared to the Russell 2000 Value Index.

Comments on the Fund’s Five Largest Holdings

Big Lots, Inc. (BIG)

BIG is a discount retailer operating across the United States and Canada. A broad-line closeout retailer, the company procures its merchandise through inventory liquidations, closeouts, and production overruns. BIG could benefit from their strong free cash flow as well as improved sentiment of the American consumer.

Health Net, Inc. (HNT)

A regional health insurer executing a turnaround, HNT offers managed health care services and products. The company should benefit from Medicaid expansion as well as enrollment by individuals and small businesses in state exchanges, as mandated by The Affordable Care Act.

Atlas Air Worldwide Holdings, Inc. (AAWW)

AAWW is a leading global air cargo company, conducting most of its flying outside of the United States, with a strong position in Asia. The stock has been punished on military budget concerns, but it is currently leveraged to improving economic conditions and international markets.

Spirit Aerosystems Holdings Inc. (SPR)

A designer and manufacturer of aerostructures including fuselages, propulsion systems and wing systems for commercial and military aircrafts, SPR is positioned to benefit as the older commercial aerospace fleets are replaced and emerging market orders increase.

VeriFone Systems, Inc. (PAY)

PAY is a global provider of technology that enables point-of-sale payment transactions and value added services. Active in more than 100 countries, PAY is in a strong market position as emerging markets become more technologically advanced.

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The S&P 500 Index is a broad unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 3000 Value Index is an unmanaged index of those Russell 3000 companies chosen for their value orientation. The Russell 2000 Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Earnings per share, or EPS, is calculated by subtracting dividends on preferred stock from net income, and then dividing that result by average outstanding shares. It is the portion of a company’s profit allocated to each outstanding share of common stock.

Earnings per share serves as an indicator of a company’s profitability.

You cannot invest directly in an index.

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC

Snow Capital Family of Funds

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/1/13 - 8/31/13).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a 0.50% contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (Unaudited)

	Beginning Account Value 3/1/2013	Ending Account Value 8/31/2013	Expenses Paid During Period 3/1/13- 8/31/13	Annualized Expense Ratio
Based on Actual Fund Returns
Opportunity Fund*
Class A	$1,000.00	$1,122.50	$8.08	1.51%
Class C	1,000.00	1,118.30	11.80	2.21
Institutional Class	1,000.00	1,123.90	6.91	1.26
Small Cap Value Fund*
Class A	1,000.00	1,102.60	10.57	2.00
Class C	1,000.00	1,098.20	14.56	2.75
Institutional Class	1,000.00	1,104.20	9.27	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 3/1/2013	Ending Account Value 8/31/2013	Expenses Paid During Period 3/1/13- 8/31/13	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Opportunity Fund*
Class A	$1,000.00	1,017.59	7.68	1.51%
Class C	1,000.00	1,014.06	11.22	2.21
Institutional Class	1,000.00	1,018.85	6.41	1.26
Small Cap Value Fund*
Class A	1,000.00	1,015.15	10.13	2.00
Class C	1,000.00	1,011.32	13.96	2.75
Institutional Class	1,000.00	1,016.40	8.88	1.75

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with small market capitalizations (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2013 is shown below.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and ETFs that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of August 31, 2013 is shown below.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of August 31, 2013(1)

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	26.86%	15.64%	7.85%	4.31%
Class A (without sales charge)	33.91%	17.73%	9.02%	5.08%
Class C (with sales charge)	32.05%	16.95%	8.23%	4.33%
Class C (without sales charge)	33.05%	16.95%	8.23%	4.33%
Institutional Class	34.29%	18.06%	9.30%	5.33%
S&P 500 Index	18.70%	18.40%	7.32%	5.28%

	Six Months	One Year		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	4.49%	22.78%		16.93%
Class A (without sales charge)	10.26%	29.57%		19.25%
Class C (with sales charge)	8.82%	27.53%		18.35%
Class C (without sales charge)	9.82%	28.53%		18.35%
Institutional Class	10.42%	29.91%		19.54%
Russell 2000 Value Index	8.57%	24.38%		13.18%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad-based securities index on the Funds’ inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

August 31, 2013

	Shares	Value
COMMON STOCKS - 97.94%
Aerospace & Defense - 5.04%
Ducommun, Inc. (a)	15,390	$402,449
LMI Aerospace, Inc. (a)	32,740	395,827
Spirit Aerosystems Holdings, Inc. (a)	111,600	2,519,927

		3,318,203

Air Freight & Logistics - 3.94%
Atlas Air Worldwide Holdings, Inc. (a)	56,190	2,595,978

Auto Components - 1.34%
Modine Manufacturing Co. (a)	68,000	886,040

Capital Markets - 1.36%
Cowen Group, Inc. (a)	150,955	489,094
SWS Group, Inc. (a)	77,525	407,006

		896,100

Chemicals - 1.44%
OM Group, Inc. (a)	33,390	948,944

Commercial Banks - 6.65%
1st United Bancorp, Inc.	47,555	340,494
First Niagara Financial Group, Inc.	226,110	2,283,711
FNB Corp.	69,500	838,865
TCF Financial Corp.	65,445	919,502

		4,382,572

Communications Equipment - 1.73%
Black Box Corp.	42,805	1,137,329

Computers & Peripherals - 2.68%
Silicon Graphics International Corp. (a)	119,650	1,763,641

Construction & Engineering - 0.62%
AECOM Technology Corp. (a)	14,120	411,316

Consumer Finance - 0.26%
DFC Global Corp. (a)	15,000	169,500

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2013

	Shares	Value
Distributors - 1.22%
VOXX International Corp. (a)	65,880	$801,101

Electrical Equipment - 2.36%
GrafTech International Ltd (a)	198,500	1,552,270

Electronic Equipment, Instruments & Components - 0.68%
Orbotech Ltd. (a)(b)	37,355	451,248

Energy Equipment & Services - 7.44%
CARBO Ceramics, Inc.	9,195	750,220
ION Geophysical Corp. (a)	399,350	1,912,886
McDermott International, Inc. (a)(b)	97,000	727,500
Patterson-UTI Energy, Inc.	77,140	1,511,173

		4,901,779

Food & Staples Retailing - 0.80%
Andersons, Inc.	8,000	525,280

Health Care Equipment & Supplies - 5.72%
Integra LifeSciences Holdings Corp. (a)	30,600	1,243,584
Invacare Corp.	70,535	1,058,730
Orthofix International NV (a)	66,500	1,467,655

		3,769,969

Health Care Providers & Services - 10.13%
Community Health Systems, Inc.	54,010	2,120,433
Health Management Associates, Inc. (a)	84,310	1,084,227
Health Net, Inc. (a)	89,035	2,687,076
Kindred Healthcare, Inc. (a)	53,140	781,158

		6,672,894

Health Care Technology - 3.18%
Quality Systems, Inc.	101,235	2,094,552

Insurance - 8.48%
Aspen Insurance Holdings Ltd. (b)	13,620	484,463
Assurant, Inc.	43,210	2,291,859
Endurance Specialty Holdings Ltd. (b)	8,695	435,793
Protective Life Corp.	56,800	2,373,673

		5,585,788

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2013

	Shares	Value
IT Services - 4.14%
Hackett Group, Inc.	49,265	$315,789
VeriFone Systems, Inc. (a)	121,600	2,410,112

		2,725,901

Machinery - 10.37%
Barnes Group, Inc.	55,800	1,744,866
Kennametal, Inc.	56,300	2,393,876
NN, Inc.	27,000	372,870
Terex Corp. (a)	28,105	815,045
Titan International, Inc.	92,700	1,505,448

		6,832,105

Multiline Retail - 4.23%
Big Lots, Inc. (a)	78,665	2,786,314

Office Electronics - 2.56%
Zebra Technologies Corp. (a)	36,935	1,684,236

Oil, Gas & Consumable Fuels - 2.84%
Carrizo Oil & Gas, Inc. (a)	39,830	1,364,576
PBF Energy, Inc.	23,000	505,310

		1,869,886

Personal Products - 1.41%
Medifast, Inc. (a)	37,500	932,250

Pharmaceuticals - 2.56%
Endo Health Solutions, Inc. (a)	41,100	1,688,799

Specialty Retail - 1.76%
American Eagle Outfitters, Inc.	54,000	781,380
Body Central Corp. (a)	63,000	380,520

		1,161,900

Textiles, Apparel & Luxury Goods - 1.23%
Vera Bradley, Inc. (a)	41,300	811,132

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

August 31, 2013

	Shares	Value
Trading Companies & Distributors - 1.79%
Titan Machinery, Inc. (a)	67,000	$1,176,520

TOTAL COMMON STOCKS (Cost $58,610,914)		$64,533,547

REAL ESTATE INVESTMENT TRUSTS - 1.14%
Highwoods Properties, Inc.	22,280	752,618

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $747,194)		$752,618

SHORT-TERM INVESTMENTS - 0.67%
Money Market Fund - 0.67%
Fidelity Institutional Government Portfolio	440,802	440,802

TOTAL MONEY MARKET FUNDS (Cost $440,802)		$440,802

Total Investments (Cost $59,798,910) - 99.75%		65,726,967
Other Assets in Excess of Liabilities - 0.25%		165,669

TOTAL NET ASSETS - 100.00%		$65,892,636

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

August 31, 2013

	Shares	Value
COMMON STOCKS - 83.67%
Air Freight & Logistics - 3.20%
Atlas Air Worldwide Holdings, Inc. (a)	217,000	$10,025,400

Airlines - 1.84%
Southwest Airlines Co.	450,000	5,764,500

Auto Components - 2.64%
TRW Automotive Holdings Corp. (a)	120,000	8,288,400

Commercial Banks - 2.37%
First Niagara Financial Group, Inc.	735,000	7,423,500

Computers & Peripherals - 1.87%
Apple, Inc.	4,000	1,948,200
Hewlett-Packard Co.	175,000	3,909,500

		5,857,700

Construction & Engineering - 2.09%
KBR, Inc.	219,500	6,554,270

Diversified Financial Services - 5.43%
Bank of America Corp.	672,000	9,488,640
JPMorgan Chase & Co. (c)	149,200	7,539,076

		17,027,716

Electical Equipment - 2.16%
Eaton Corp PLC (b)(c)	107,000	6,775,240

Electrical Equipment - 0.70%
GrafTech International Ltd (a)	280,000	2,189,600

Electronic Equipment, Instruments & Components - 3.98%
Avnet, Inc. (a)	260,100	10,029,456
Vishay Intertechnology, Inc. (a)	200,000	2,450,000

		12,479,456

Energy Equipment & Services - 6.43%
Baker Hughes, Inc.	135,000	6,276,150
Nabors Industries Ltd. (b)	440,000	6,776,000
Noble Corp. (b)	190,501	7,086,637

		20,138,787

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2013

	Shares	Value
Health Care Providers & Services - 6.44%
Community Health Systems, Inc.	164,865	$6,472,600
Health Management Associates, Inc. (a)	497,710	6,400,551
WellPoint, Inc.	86,000	7,322,040

		20,195,191

Hotels, Restaurants & Leisure - 2.69%
Royal Caribbean Cruises Ltd. (b)	230,000	8,438,700

Insurance - 11.23%
Genworth Financial, Inc. (a)	1,127,500	13,304,500
Hartford Financial Services Group, Inc. (c)	360,700	10,676,720
MetLife, Inc. (c)	243,000	11,224,170

		35,205,390

Life Sciences Tools & Services - 2.23%
Agilent Technologies, Inc.	150,000	6,996,000

Machinery - 4.26%
Kennametal, Inc.	190,000	8,078,800
Terex Corp. (a)	181,500	5,263,500

		13,342,300

Metals & Mining - 2.39%
Rio Tinto PLC - ADR	166,000	7,488,260

Multiline Retail - 7.93%
Big Lots, Inc. (a)	239,000	8,465,380
Kohl’s Corp.	175,000	8,979,250
Macy’s, Inc.	166,600	7,402,038

		24,846,668

Oil, Gas & Consumable Fuels - 5.44%
BP PLC - ADR	140,000	5,782,000
Chesapeake Energy Corp.	370,000	9,549,700
Phillips 66	30,000	1,713,000

		17,044,700

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2013

	Shares	Value
Pharmaceuticals - 2.43%
Teva Pharmaceutical Industries Ltd. - ADR (c)	199,000	$7,605,780

Semiconductors & Semiconductor Equipment - 2.30%
Marvell Technology Group Ltd. (b)	595,000	7,205,450

Software - 3.62%
Microsoft Corp. (c)	340,000	11,356,000

TOTAL COMMON STOCKS (Cost $217,049,338)		$262,249,008

CONVERTIBLE BONDS - 3.00%
MGIC Investment Corp., 9.00%, 04/01/2063	8,555,000	$9,405,153

TOTAL CONVERTIBLE BONDS (Cost $6,074,105)		$9,405,153

	Contracts	Value
PURCHASED OPTIONS - 0.45%
Put Options - 0.45%
PowerShares DB Commodity Index Tracking Fund
Expiration: January, 2014, Exercise Price: $20.000	490	$4,900
SPDR S&P 500 ETF Trust
Expiration: January, 2014, Exercise Price: $156.000	413	456,159
Expiration: January, 2014, Exercise Price: $157.000	950	945,250

TOTAL PURCHASED OPTIONS (Cost $1,005,803)		$1,406,309

SHORT-TERM INVESTMENTS - 12.99%
Money Market Fund - 12.99%
Fidelity Institutional Government Portfolio	40,723,630	40,723,630

TOTAL SHORT-TERM INVESTMENTS (Cost $40,723,630)		$40,723,630

Total Investments (Cost $264,852,876) - 100.11%		313,784,100
Liabilities in Excess of Other Assets - (0.11)%		(344,871)

TOTAL NET ASSETS - 100.00%		$313,439,229

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

August 31, 2013

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

August 31, 2013 (Unaudited)

	Contracts	Value
CALL OPTIONS
Agilent Technologies, Inc.
Expiration: September, 2013, Exercise Price: $48.00	200	$8,400
Apple, Inc.
Expiration: September, 2013, Exercise Price: $520.00	40	16,200
Big Lots, Inc.
Expiration: October, 2013, Exercise Price: $37.50	200	11,000
Chesapeake Energy Corp.
Expiration: September, 2013, Exercise Price: $26.00	300	19,800
Eaton Corp. PLC
Expiration: September, 2013, Exercise Price: $67.50	19	285
Genworth Financial, Inc.
Expiration: September, 2013, Exercise Price: $10.00	300	57,000
Expiration: September, 2013, Exercise Price: $12.00	820	20,500
Hartford Financial Services Group, Inc.
Expiration: September, 2013, Exercise Price: $33.00	450	2,700
Kennametal, Inc.
Expiration: September, 2013, Exercise Price: $45.00	200	4,000
Marvell Technology Group Ltd.
Expiration: September, 2013, Exercise Price: $14.00	200	1,000
MetLife, Inc.
Expiration: September, 2013, Exercise Price: $50.00	200	3,200
Nabors Industries, Ltd.
Expiration: September, 2013, Exercise Price: $18.00	200	400
Noble Corp.
Expiration: September, 2013, Exercise Price: $40.00	200	7,200
Trw Automotive Holdings Corp.
Expiration: September, 2013, Exercise Price: $75.00	190	2,850
Wellpoint, Inc.
Expiration: September, 2013, Exercise Price: $87.50	100	5,200

		159,735

PUT OPTIONS
Annaly Capital Management, Inc.
Expiration: September, 2013, Exercise Price: $11.00	725	8,700

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2013 (Unaudited)

	Contracts	Value
PUT OPTIONS (Continued)
Atlas Air Worldwide Holdings, Inc.
Expiration: September, 2013, Exercise Price: $42.50	200	$4,000
Big Lots, Inc.
Expiration: September, 2013, Exercise Price: $32.50	200	4,000
Express, Inc.
Expiration: October, 2013, Exercise Price: $15.00	300	750
Genworth Financial, Inc.
Expiration: September, 2013, Exercise Price: $8.00	392	1,176
GrafTech International Ltd.
Expiration: September, 2013, Exercise Price: $7.50	300	4,500
Hartford Financial Services Group, Inc.
Expiration: September, 2013, Exercise Price: $30.00	450	45,000
Hewlett-Packard Co.
Expiration: September, 2013, Exercise Price: $24.00	300	60,600
Expiration: September, 2013, Exercise Price: $25.00	300	88,500
Expiration: November, 2013, Exercise Price: $20.00	400	25,200
Intrepid Potash, Inc.
Expiration: September, 2013, Exercise Price: $11.00	400	8,000
KBR, Inc.
Expiration: September, 2013, Exercise Price: $30.00	400	36,000
Kulicke & Soffa Industries, Inc.
Expiration: September, 2013, Exercise Price: $11.00	1,004	20,080
Macy’s Inc.
Expiration: September, 2013, Exercise Price: $45.00	200	31,200
Marvell Technology Group Ltd.
Expiration: September, 2013, Exercise Price: $11.00	300	4,800
Nabors Industries Ltd.
Expiration: September, 2013, Exercise Price: $15.00	200	5,400
Patterson-UTI Energy, Inc.
Expiration: September, 2013, Exercise Price: $19.00	300	10,500
Phillips 66
Expiration: September, 2013, Exercise Price: $55.00	200	15,000
Rio Tinto PLC
Expiration: September, 2013, Exercise Price: $45.00	200	25,000

Snow Capital Opportunity Fund

Schedule of Options Written (Continued)

August 31, 2013 (Unaudited)

	Contracts	Value
PUT OPTIONS (Continued)
Royal Caribbean Cruises, Ltd.
Expiration: September, 2013, Exercise Price: $36.00	300	$24,900
SPDR S&P 500 ETF Trust
Expiration: January, 2014, Exercise Price: $154.00	1,363	543,837
Terex Corp.
Expiration: September, 2013, Exercise Price: $26.00	300	7,500
Textron, Inc.
Expiration: September, 2013, Exercise Price: $27.00	84	6,720
Ultra Petroleum Corp.
Expiration: September, 2013, Exercise Price: $21.00	500	35,000

		1,016,363

Total Options Written (Premiums received $2,122,102)		$1,176,098

Snow Capital Family of Funds

Statement of Assets & Liabilities

August 31, 2013 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value (cost of $59,798,910 and $264,852,876 respectively)	$65,726,967	$313,784,100
Dividends and interest receivable	51,490	719,805
Receivable for investments sold	319,106	1,407,945
Receivable for Fund shares sold	467,841	1,087,563
Other assets	14,369	26,872

TOTAL ASSETS	66,579,773	317,026,285

LIABILITIES
Written options, at value (premiums received of $0 and $2,122,102 respectively)	—	1,176,098
Payable for investments purchased	470,977	1,479,683
Payable for Fund shares redeemed	16,209	231,249
Payable to affiliates	32,607	93,609
Payable to Adviser	68,612	275,082
Payable for distribution fees	32,893	208,375
Payable for shareholder servicing fees	9,815	1,425
Accrued expenses and other liabilities	56,024	121,535

TOTAL LIABILITIES	687,137	3,587,056

NET ASSETS	$65,892,636	$313,439,229

Net assets consist of:
Paid-in capital	$57,918,818	$287,090,636
Accumulated net investment income (loss)	(313,975)	(22,835)
Accumulated net realized gain (loss)	2,359,736	(23,505,800)
Net unrealized appreciation (depreciation) on:
Investments	5,928,057	48,530,719
Purchased options	—	400,505
Written options	—	946,004

NET ASSETS	$65,892,636	$313,439,229

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Assets & Liabilities (Continued)

August 31, 2013 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$38,590,602	$134,674,178
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	1,265,005	5,137,630
Net asset value and redemption price per share (1)	$30.51	$26.21
Maximum offering price per share (Net Asset Value per share divided by 0.9475) (2)	$32.20	$27.66

CLASS C SHARES
Net assets	$7,679,005	$45,110,388
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	257,218	1,787,250
Net asset value, redemption price and offering price per share (1) (3)	$29.85	$25.24

INSTITUTIONAL CLASS SHARES
Net assets	$19,623,029	$133,654,663
Shares of beneficial interest outstanding (unlimited number of shares authorized, $0.001 par value)	638,878	5,064,334
Net asset value, redemption price and offering price per share (1)	$30.71	$26.39

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statement of Operations

For the Six Months Ended August 31, 2013 (Unaudited)

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$203,776	$1,884,751 (1)
Interest income	33	380,937

TOTAL INVESTMENT INCOME	203,809	2,265,688

EXPENSES
Management fees	324,077	1,554,722
Administration fees	59,917	169,777
Distribution fees - Class A	41,617	171,889
Transfer agent fees and expenses	40,228	123,431
Federal and state registration fees	22,102	26,340
Distribution fees - Class C	17,253	166,265
Audit and tax fees	13,844	14,963
Custody fees	6,356	21,427
Shareholder servicing fees - Class C	5,751	44,337
Legal fees	4,657	9,666
Chief compliance officer fees and expenses	4,039	4,051
Reports to shareholders	3,125	23,971
Trustees’ fees and related expenses	2,812	2,809
Other expenses	4,057	10,021

TOTAL EXPENSES	549,835	2,343,669

Less waivers and reimbursement by Advisor (Note 4)	(32,051)	—

NET EXPENSES	517,784	2,343,669

NET INVESTMENT LOSS	(313,975)	(77,981)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	2,572,016	17,003,775
Purchased options		(251,208)
Written options	—	1,176,562
Net change in unrealized appreciation (depreciation) on:
Investments	1,798,684	13,536,733
Purchased options	—	452,297
Written options	—	999,751

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,370,700	32,917,910

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,056,725	$32,839,929

(1)	Net of $19,031 in foreign withholding tax and issuance fees.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013

FROM OPERATIONS
Net investment loss	$(313,975)	$(237,009)
Net realized gain (loss) on:
Investments	2,572,016	1,474,096
Net change in unrealized appreciation (depreciation) on:
Investments	1,798,684	2,438,544

Net increase in net assets from operations	4,056,725	3,675,631

FROM DISTRIBUTIONS
Net realized gain on investments - Class A	—	(808,244)
Net realized gain on investments - Class C	—	(105,629)
Net realized gain on investments - Class I	—	(286,016)

Net decrease in net assets resulting from distributions paid	—	(1,199,889)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	11,435,234	16,815,962
Proceeds from shares sold - Class C	4,927,169	1,086,904
Proceeds from shares sold - Institutional Class	11,078,529	5,482,372
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	586,301
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	—	84,970
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	228,162
Payments for shares redeemed - Class A(1)	(2,669,266)	(3,707,572)
Payments for shares redeemed - Class C(2)	(170,638)	(564,173)
Payments for shares redeemed - Institutional Class(3)	(1,078,502)	(4,745,790)

Net increase in net assets from capital share transactions	23,522,526	15,267,136

TOTAL INCREASE IN NET ASSETS	27,579,251	17,742,878
NET ASSETS:
Beginning of Period	38,313,385	20,570,507

End of Period	$65,892,636	$38,313,385

ACCUMULATED NET INVESTMENT LOSS	$(313,975)	$—

(1)	Net of redemption fees of $165 and $127 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.
(2)	Net of redemption fees of $56 and $0 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.
(3)	Net of redemption fees of $144 and $45 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statement of Changes in Net Assets

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013

FROM OPERATIONS
Net investment income (loss)	$(77,981)	$55,146
Net realized gain (loss) on:
Investments	17,003,775	21,325,184
Shortsells	—	666
Purchased options	(251,208)	(414,288)
Written options	1,176,562	5,001,800
Net change in unrealized appreciation (depreciation) on:
Investments	13,536,733	4,707,287
Purchased options	452,297	560,370
Written options	999,751	(926,298)

Net increase (decrease) in net assets from operations	32,839,929	30,309,867

FROM DISTRIBUTIONS
Net investment income - Class A	—	(140,366)
Net investment income - Institutional Class	—	(554,752)

Net decrease in net assets resulting from distributions paid	—	(695,118)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	69,293,379	13,249,496
Proceeds from shares sold - Class C	3,195,125	1,587,606
Proceeds from shares sold - Institutional Class	22,304,445	27,747,880
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	—	54,033
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	—	356,271
Payments for shares redeemed - Class A(1)	(35,862,736)	(57,736,950)
Payments for shares redeemed - Class C(2)	(3,135,885)	(11,664,793)
Payments for shares redeemed - Institutional Class(3)	(12,787,317)	(48,629,194)

Net increase in net assets from capital share transactions	43,007,011	(75,035,651)

TOTAL INCREASE (DECREASE) IN NET ASSETS	75,846,940	(45,420,902)
NET ASSETS:
Beginning of Period	237,592,289	283,013,191

End of Period	$313,439,229	$237,592,289

ACCUMULATED NET INVESTMENT INCOME	$(22,835)	$95,056

(1)	Net of redemption fees of $1,238 and $801 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.
(2)	Net of redemption fees of $9 and $0 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.
(3)	Net of redemption fees of $927 and $96 for the six months ended August 31, 2013 and the year ended February 28, 2013, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.67	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.19)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain (loss) on investments	3.03	4.22	0.98	4.58

Total from investment operations	2.84	3.99	0.72	4.50

Less distributions paid:
From net realized gain on investments	—	(1.44)	(0.10)	—

Total distributions paid	—	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$30.51	$27.67	$25.12	$24.50

Total return(5)(6)	10.26%	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$38,591	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.12%	2.80%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	2.00%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.35)%	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(1.23)%	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	29.71%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.18	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.29)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain (loss) on investments	2.96	4.15	0.97	4.58

Total from investment operations	2.67	3.73	0.53	4.46

Less distributions paid:
From net realized gain on investments	—	(1.44)	(0.10)	—

Total distributions paid	—	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	—	—	—	—

Net Asset Value, End of Period	$29.85	$27.18	$24.89	$24.46

Total return(4)(5)	9.82%	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$7,679	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	2.86%	3.55%	4.42%	19.09%
After waivers and reimbursements of expenses(6)	2.75%	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(2.04)%	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(6)	(1.93)%	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(5)	29.71%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$27.82	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.14)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain (loss) on investments	3.03	4.26	0.99	4.57

Total from investment operations	2.90	4.07	0.78	4.51

Less distributions paid:
From net realized gain on investments	—	(1.44)	(0.10)	—

Total distributions paid	—	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$30.71	$27.82	$25.19	$24.51

Total return(5)(6)	10.42%	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$19,623	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.86%	2.55%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.75%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(1.05)%	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.94)%	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	29.71%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$23.35	$20.11	$21.57		$18.12	$8.70	$19.32

Income from investment operations:
Net investment income (loss)(2)	(0.01)	0.00 (3)	0.04		(0.04)	0.05	0.24
Net realized and unrealized gain (loss) on investments	2.87	3.28	(1.50)		3.53	9.63	(10.39)

Total from investment operations	2.86	3.28	(1.46)		3.49	9.68	(10.15)

Less distributions paid:
From net investment income	—	(0.04)	—		(0.04)	(0.26)	—
From net realized gain on investments	—	—	—		—	—	(0.47)

Total distributions paid	—	(0.04)	—		(0.04)	(0.26)	(0.47)

Paid-in capital from redemption fees (Note 2)(3)	0.00	0.00	0.00		0.00	0.00	0.00

Net Asset Value, End of Period	$26.21	$23.35	$20.11		$21.57	$18.12	$8.70

Total return(4)(5)	12.25%	16.33%	(6.77)%		19.25%	111.50%	(53.05)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$134,674	$87,352	$122,004		$124,183	$71,389	$26,463
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	1.51%	1.55%	1.58%		1.56%	1.60%	1.58%
Excluding dividends and interest expense on short positions	—	—	1.54%		—	—	—
After waivers, reimbursements and recoupments of expenses(6)	1.51%	1.55%	1.58%		1.56%	1.60%	1.58%
Excluding dividends and interest expense on short positions	—	—	1.54%		—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(0.05)%	0.02%	0.23	%(7)	(0.21)%	0.32%	1.53%
After waivers, reimbursements and recoupments of expenses(6)	(0.05)%	0.02%	0.23	%(7)	(0.21)%	0.32%	1.53%
Portfolio turnover rate(5)	33.37%	81.32%	85.09%		50.51%	61.04%	71.52%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.
(7)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$22.57	$19.53	$21.08		$17.81	$8.57	$19.20

Incom from investment operations:
Net investment income (loss)(2)	(0.09)	(0.13)	(0.07)		(0.18)	(0.05)	0.12
Net realized and unrealized gain (loss) on investments	2.76	3.17	(1.48)		3.46	9.44	(10.29)

Total from investment operations	2.67	3.04	(1.55)		3.28	9.39	(10.17)

Less distributions paid:
From net investment income	—	—	—		(0.01)	(0.15)	—
From net realized gain on investments	—	—	—		—	—	(0.47)

Total distributions paid	—	—	—		(0.01)	(0.15)	(0.47)

Paid-in capital from redemption fees (Note 2)(3)	0.00	—	0.00	(3)	0.00 (3)	0.00 (3)	0.01

Net Asset Value, End of Period	$25.24	$22.57	$19.53		$21.08	$17.81	$8.57

Total return(4)(5)	11.83%	15.51%	(7.31)%		18.43%	109.55%	(53.38)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$45,110	$40,300	$45,172		$60,855	$52,980	$24,408
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	2.21%	2.26%	2.18%		2.31%	2.35%	2.33%
Excluding dividends and interest expense on short positions	—	—	2.14%		—	—	—
After waivers, reimbursements and recoupments of expenses(6)	2.21%	2.26%	2.18%		2.31%	2.35%	2.33%
Excluding dividends and interest expense on short positions	—	—	2.14%		—	—	—
Ratio of net investment income (loss) to average net assets
Before waivers, reimbursements and recoupments of expenses(6)	(0.75)%	(0.68)%	(0.36	)%(7)	(0.96)%	(0.35)%	0.75%
After waivers, reimbursements and recoupments of expenses(6)	(0.75)%	(0.68)%	(0.36	)%(7)	(0.96)%	(0.35)%	0.75%
Portfolio turnover rate(5)	33.37%	81.31%	85.09%		50.51%	61.04%	71.52%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income (loss) was calculated using average shares outstanding.
(3)	Less than 0.05 cent per share.
(4)	Based on net asset value, which does not reflect the sales charge.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.
(7)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	For the Six Months Ended August 31, 2013 (Unaudited)	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011	Year Ended February 28, 2010	Year Ended February 28, 2009

Net Asset Value, Beginning of Period	$23.48	$20.25	$21.66		$18.15	$8.70	$19.34

Income from investment operations:
Net investment income(2)	0.03	0.05	0.09		0.01	0.10	0.28
Net realized and unrealized gain (loss) on investments	2.88	3.29	(1.50)		3.54	9.64	(10.42)

Total from investment operations	2.91	3.34	(1.41)		3.55	9.74	(10.14)

Less distributions paid:
From net investment income	—	(0.11)	—		(0.04)	(0.29)	(0.03)
From net realized gain on investments	—	—	—		—	—	(0.47)

Total distributions paid	—	(0.11)	—		(0.04)	(0.29)	(0.50)

Paid-in capital from redemption fees (Note 2)	0.00 (3)	0.00 (3)	0.00	(3)	0.00 (3)	0.00 (3)	0.00

Net Asset Value, End of Period	$26.39	$23.48	$20.25		$21.66	$18.15	$8.70

Total return(4)	12.39%	16.59%	(6.51)%		19.58%	111.96%	(52.94)%

Supplemental Data and Ratios:
Net assets, end of period (000’s)	$133,655	$109,940	$115,837		$115,055	$94,703	$37,891
Ratio of expenses to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	1.26%	1.31%	1.33%		1.31%	1.35%	1.33%
Excluding dividends and interest expense on short positions	—	—	1.29%		—	—	—
After waivers, reimbursements and recoupments of expenses(5)	1.26%	1.31%	1.33%		1.31%	1.35%	1.33%
Excluding dividends and interest expense on short positions	—	—	1.29%		—	—	—
Ratio of net investment income to average net assets
Before waivers, reimbursements and recoupments of expenses(5)	0.19%	0.28%	0.49	%(6)	0.04%	0.61%	1.78%
After waivers, reimbursements and recoupments of expenses(5)	0.19%	0.28%	0.49	%(6)	0.04%	0.61%	1.78%
Portfolio turnover rate(4)	33.37%	81.32%	85.09%		50.51%	61.04%	71.52%

(1)	Fund commenced operations on April 28, 2006.
(2)	Per share net investment income was calculated using average shares outstanding.
(3)	Less than 0.5 cent per share.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

August 31, 2013

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge for Class C Shares is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by a Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that a Fund is accurately priced.

(b)	Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting in market prices of securities held. Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

Investments in foreign securities entail certain risks. Individual foreign economies of certain countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, diversification and balance of payments position. The internal politics of certain foreign countries may not be as stable as those of the United States. Since foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements and Disclosures” (“Fair Value Measurements”) and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended August 31, 2013, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of August 31, 2013.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$64,533,547	$—	$—	$64,533,547
Real Estate Investment Trusts	752,618	—	—	752,618

Total Equity	65,286,165	—	—	65,286,165
Short-Term Investments	—	440,802	—	440,802

Total Investments in Securities	$65,286,165	$440,802	$—	$65,726,967

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$262,249,008	$—	$—	$262,249,008
Convertible Bonds	—	9,405,153	—	9,405,153

Total Equity	262,249,008	9,405,153	—	271,654,161

Purchased Options	1,406,309	—	—	1,406,309

Short-Term Investments	—	40,723,630	—	40,723,630

Total Investments in Securities	$263,655,317	$50,128,783	$—	$313,784,100

Liabilities:
Written Options	$1,176,098	$—	$—	$1,176,098

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilites as of August 31, 2013:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$1,406,309	Options written, at value	$1,176,098

Total		$1,406,309		$1,176,098

The effect of derivative instruments on the Statement of Operations for the six months ended August 31, 2013:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(251,208)	$1,176,562	$925,354

Total	$(251,208)	$1,176,562	$925,354

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$452,298	$999,751	$1,452,049

Total	$452,298	$999,751	$1,452,049

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

Liabilities:				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Description
Written Options	$1,176,098	$—	$1,176,098	$—	$1,176,098	$—

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange-traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the six months ended August 31, 2013 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	1,780	$168,300
Options written	14,040	1,003,473
Options terminated in closing transactions -	(30)	(30,418)
Options exercised	(3,784)	(283,519)
Options expired	(8,387)	(543,250)

Outstanding, end of period	3,619	$314,586

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	1,259	$85,158
Options written	17,894	2,561,723
Options terminated in closing transactions -	—	—
Options exercised	(2,011)	(232,849)
Options expired	(7,824)	(606,516)

Outstanding, end of period	9,318	$1,807,516

As of August 31, 2013, the fair value of long positions which served as collateral for call options written was $20,591,880.

Transactions in purchased options during the period ended August 31, 2013 were as follows:

Contracts
Outstanding, beginning of period	1,257
Options purchased	2,148
Options terminated in closing transactions	(22)
Options exercised	—
Options expired	(1,530)

Outstanding, end of period	1,853

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held 30 days or less. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation. Redemption fees were charged by the Funds as follows:

	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Opportunity Fund	$2,174	$897
Small Cap Value Fund	$365	$172

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2013	Year Ended February 29, 2012
Small Cap Value Fund
Ordinary Income	$1,186,423	$84,805
Long-Term Capital Gain	$13,466	$363
Opportunity Fund
Ordinary Income	$695,118	—
Long-Term Capital Gain	—	—

As of February 28, 2013, the components of accumulated earnings on a tax basis were as follows:

	Small Cap Value Fund	Opportunity Fund
Cost basis of investments for Federal income tax purposes	$34,513,363	$201,040,884

Gross tax unrealized appreciation	4,812,608	40,190,302
Gross tax unrealized depreciation	(1,084,947)	(5,984,489)

Net tax unrealized appreciation	3,727,661	34,205,813

Undistributed ordinary income	189,432	55,146
Undistributed long-term capital gain	—	—

Total distributable earnings	189,432	55,146

Other accumulated losses	—	(40,752,295)

Total accumulated earnings (losses)	$3,917,093	$(6,491,336)

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Paid In Capital
Small Cap Value Fund	$237,009	$(237,009)	—
Opportunity Fund	$(39,910)	$39,910	—

At February 28, 2013, the Opportunity Fund had accumulated net realized capital loss carryovers of $6,981,985 and $33,601,184, which will expire on February 28, 2017 and February 28, 2018, respectively. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryover.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2013. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2013. At February 28, 2013, the following years remain open to examination in the Funds’ major tax jurisdictions; fiscal years 2010 through 2013 for the Opportunity Fund, and 2011 through 2013 for the Small Cap Value Fund.

At February 28, 2013, the Opportunity Fund deferred, on a tax basis, post-October losses of $164,393.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.25% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2015, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	2.00%	2.75%	1.75%
Opportunity Fund	1.60%	2.35%	1.35%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 28, 2014	$67,035	N/A
February 28, 2015	$214,662	N/A
February 29, 2016	$186,726	N/A
August 31, 2017	$32,051	N/A

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of the Funds’ average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of the Funds’ average daily net assets of Class C shares for shareholder servicing. During the six months ended August 31, 2013, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Distribution Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$41,617	N/A
Class C	$17,253	$5,751
Opportunity Fund
Class A	$171,889	N/A
Class C	$166,245	$44,337

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS,” or the “Administrator”) acts as the Funds Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses; and reviews the Funds’ expense accruals. Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
Small Cap Value Fund	$59,917	$19,706
Opportunity Fund	$169,776	$61,162

USBFS also serves as the fund accountant and transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. Fees incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

Fund Accounting	Incurred	Owed
Small Cap Value Fund	$1,393	$411
Opportunity Fund	$1,319	$556

Transfer Agency	Incurred	Owed
Small Cap Value Fund	$40,228	$36,241
Opportunity Fund	$123,431	$67,619

Custody	Incurred	Owed
Small Cap Value Fund	$6,356	$1,836
Opportunity Fund	$21,427	$12,660

The Funds each have a line of credit with US Bank (see Note 9).

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Funds are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank. This same Trustee is an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. Each Fund’s allocation of the Trust’s Chief Compliance Officer fee incurred for the period ended August 31, 2013, and owed as of August 31, 2013 are as follows:

	Incurred	Owed
Small Cap Value Fund	$4,039	$1,377
Opportunity Fund	$4,051	$1,388

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Fund Value – Class A Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	376,418	642,666
Shares issued to holders in reinvestment of distributions	0	24,058
Shares Redeemed	(89,088)	(151,280)

Net increase	287,330	515,444

Snow Capital Small Cap Fund Value – Class C Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	164,179	43,042
Shares issued to holders in reinvestment of distributions	0	3,543
Shares Redeemed	(5,995)	(23,538)

Net increase	158,184	23,047

Snow Capital Small Cap Fund Value – Institutional Class Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	366,479	216,613
Shares issued to holders in reinvestment of distributions	0	9,316
Shares Redeemed	(35,603)	(198,560)

Net increase	330,876	27,369

Snow Capital Opportunity Fund – Class A Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	2,753,221	628,074
Shares issued to holders in reinvestment of distributions	0	2,623
Shares Redeemed	(1,356,104)	(2,956,223)

Net increase (decrease)	1,397,117	(2,325,526)

Snow Capital Opportunity Fund – Class C Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	128,736	272,517
Shares issued to holders in reinvestment of distributions	0	0
Shares Redeemed	(127,425)	(847,289)

Net increase (decrease)	1,311	(574,772)

Snow Capital Opportunity Fund – Institutional Class Shares	Six Months Ended August 31, 2013	Year Ended February 28, 2013
Shares Sold	875,749	2,391,592
Shares issued to holders in reinvestment of distributions	0	0
Shares Redeemed	(493,369)	(1,981,648)

Net increase	382,380	409,944

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the six months ended August 31, 2013 are summarized below.

	Opportunity Fund	Small Cap Value Fund
Purchases:
U.S. Government	$—	$—
Other	114,177,114	38,422,156
Sales:
U.S. Government	$—	$—
Other	86,103,336	15,085,131

(9)	Line of Credit

The Funds each have lines of credit, maturing August 15, 2014, in the amount of $2,500,000 and $25,000,000 for the Small Cap Value Fund and Opportunity Fund, respectively. These unsecured lines of credit are intended to provide short-term financing, if necessary, and subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate. The credit facility is with the Funds’ custodian, US Bank.

During the six months ended August 31, 2013, the Small Cap Value Fund borrowed on the line of credit on four days, with an average borrowing and interest rate on those days of $195,500 and 3.25%, respectively. Interest expense of $55 incurred during the six months is included within other expenses on the Statement of Operations. The balance on June 11, 2013 of $519,000 was the maximum amount of borrowing during the six months ended August 31, 2013 for the Small Cap Value Fund. On August 31, 2013 there were no borrowings outstanding. The Opportunity Fund did not utilize the line of credit during the period.

(10)	Subsequent Event

On October 24, 2013, the Board of Trustees (the “Board”) of the Trust approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Funds and Snow Capital Management, L.P. (the “Adviser”), as investment adviser of the Funds, pursuant to which the Adviser has agreed to reduce the Snow Capital Small Cap Value Fund’s (the “Small Cap Value Fund”) management fee from 1.25% to 1.15% effective November 1, 2013. The Board also approved an amendment to the operating expense limitation agreement between the Trust, on behalf of the Small Cap Value Fund, and the Adviser, pursuant to which the Adviser has agreed to reduce the Small Cap Value Fund’s operating expense limit from 2.00% to 1.70%, from 2.75% to 2.45%, and from 1.75% to 1.45%, for Class A shares, Class C shares and Institutional Class shares, respectively, effective November 1, 2013.

BASIS FOR TRUSTEES’ APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Trustees (the “Trustees”) of Trust for Professional Managers (the “Trust”) met on August 23, 2013 to consider the renewal of the Investment Advisory Agreement (the “Agreement”) between the Trust, on behalf of the Snow Capital Small Cap Value Fund (the “Small Cap Value Fund”) and the Snow Capital Opportunity Fund (the “Opportunity Fund”) (each, a “Fund,” and together, the “Funds”), each a series of the Trust, and Snow Capital Management L.P. the Fund’s investment adviser (the “Adviser”). The Trustees also met at a prior meeting held on June 20, 2013 (the “June 20, 2013 Meeting”) to review materials related to the renewal of the Agreement. Prior to these meetings, the Trustees requested and received materials to assist them in considering the renewal of the Agreement. The materials provided contained information with respect to the factors enumerated below, including a copy of the Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Agreement, detailed comparative information relating to the Funds’ performance, as well as the management fees and other expenses of the Funds, due diligence materials relating to the Adviser (including a due diligence questionnaire completed on behalf of the Funds by the Adviser, the Adviser’s Form ADV, select financial statements of the Adviser, bibliographic information of the Adviser’s key management and compliance personnel, comparative fee information for the Funds and the Adviser’s other separately-managed accounts and a summary detailing key provisions of the Adviser’s written compliance program, including its code of ethics) and other pertinent information. The Trustees also received information periodically throughout the year that was relevant to the Agreement renewal process, including performance, management fee and other expense information. Based on their evaluation of the information provided by the Adviser, in conjunction with the Funds’ other service providers, the Trustees, by a unanimous vote (including a separate vote of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”)), approved the continuation of the Agreement for an additional one-year term ending August 31, 2014.

DISCUSSION OF FACTORS CONSIDERED

In considering the renewal of the Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

1.	NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED TO THE FUNDS

The Trustees considered the nature, extent and quality of services provided by the Adviser to the Funds and the amount of time devoted by the Adviser’s staff to the

Funds’ operations. The Trustees considered the Adviser’s specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of Richard A. Snow and Nathan T. Snyder, the Opportunity Fund’s portfolio managers, and Joshua R. Schachter and Anne S. Wickland, the Small Cap Value Fund’s portfolio managers, as well as other key personnel at the Adviser involved in the day-to-day activities of the Funds. The Trustees reviewed the structure of the Adviser’s compliance program and the Adviser’s marketing activities and goals and its continuing commitment to the growth of Fund assets. The Trustees noted that during the course of the prior year they had met with the Adviser in person to discuss various performance, marketing and compliance issues. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Adviser. The Trustees discussed in detail the Adviser’s handling of compliance matters, including the reports of the Trust’s chief compliance officer to the Trustees on the effectiveness of the Adviser’s compliance program. The Trustees concluded that the Adviser had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Agreement and that the nature, overall quality and extent of the management services to be provided to the Funds, as well as the Adviser’s compliance program, were satisfactory and reliable.

2.	INVESTMENT PERFORMANCE OF THE FUNDS AND THE ADVISER

The Trustees discussed the performance of the Opportunity Fund’s Institutional Class shares for the year-to-date, one-year, three-year and five-year periods ended April 30, 2013. The Trustees also discussed the performance of the Small Cap Value Fund’s Institutional Class shares for the year-to-date and one-year periods ended April 30, 2013. In assessing the quality of the portfolio management services delivered by the Adviser, the Trustees also compared the short-term and long-term performance of the Funds on both an absolute basis and in comparison to benchmark indices (the S&P 500 Index and Russell 1000 Value Index for the Opportunity Fund and the Russell 2000 Value Index and the Russell 3000 Value Index for the Small Cap Value Fund), and in comparison to a peer group as constructed by data presented by Morningstar, Inc. (a peer group of U.S. open-end large value funds for the Opportunity Fund and a peer group of U.S. open-end small value funds for the Small Cap Value Fund) (each a “Morningstar Peer Group”). The Trustees also reviewed information on the historical performance of other separately-managed accounts that were similar to the Small Cap Value Fund in terms of investment strategies. The Trustees noted that the Adviser did not manage any other accounts with the same or similar investment strategies as the Opportunity Fund.

The Trustees noted that the Opportunity Fund’s performance for its Institutional Class shares for the year-to-date, one-year and five-year periods ended April 30, 2013 was above its Morningstar Peer Group medians, with each falling within the first quartile.

The Trustees noted that the Opportunity Fund’s performance for the three-year period ended April 30, 2013 was below the Morningstar Peer Group median, falling within the fourth quartile. The Trustees also noted that for the year-to-date and one-year periods ended April 30, 2013, the Opportunity Fund’s performance was the best of the Morningstar Peer Group. The Trustees further noted for the year-to-date period ended March 31, 2013, and for the one-year and five-year periods ended December 31, 2012, the Opportunity Fund outperformed the S&P 500 Index and Russell 1000 Value Index. The Trustees noted that the Opportunity Fund underperformed the S&P 500 Index and Russell 1000 Value Index for the three-year period ended December 31, 2012.

The Trustees noted that the performance of the Small Cap Value Fund for its Institutional Class shares for the year-to-date and one-year periods ended April 30, 2013 fell into the first quartile, above the Morningstar Peer Group median for each period. The Trustees also noted that for the year-to-date period ended March 31, 2013 and the one-year period ended December 31, 2012, the Small Cap Value Fund’s performance outperformed the Russell 2000 Value Index and the Russell 3000 Value Index. The Trustees also observed that the Fund’s performance was generally in-line with the performance of the comparable separately-managed account composite for all periods reviewed.

After considering all of the information, the Trustees concluded that the performance obtained by the Adviser for the Funds was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Trustees determined that the Funds and their shareholders were likely to benefit from the Adviser’s continued management.

3.	COSTS OF SERVICES PROVIDED AND PROFITS REALIZED BY THE ADVISER

The Trustees considered the cost of services and the structure of the Adviser’s fees, including a review of the expense analyses and other pertinent material with respect to the Funds. The Trustees reviewed the related statistical information and other materials provided, including the comparative expenses, expense components and peer group selection. The Trustees considered the cost structure of each Fund relative to its Morningstar Peer Group, and the Adviser’s separately-managed accounts and a private investment vehicle, as well as the fee waivers and expense reimbursements of the Adviser.

The Trustees also considered the overall profitability of the Adviser, reviewing the Adviser’s financial information and noted that the Adviser had subsidized the Opportunity Fund’s operations following the Fund’s inception and had fully recouped those subsidies and had subsidized the Small Cap Value Fund’s operations following the Fund’s inception and not recouped those subsidies. The Trustees also examined the level of profits realized by the Adviser from the fees payable under the Agreement, as well as the Funds’ brokerage commissions and use of soft dollars by the Adviser. These considerations were based on materials requested by the Trustees and the Funds’ administrator specifically for the June 20, 2013 meeting and the August 23, 2013 meeting at which the Agreement was formally considered, as well as the presentations made by the Adviser over the course of the year.

The Trustees noted that the Opportunity Fund’s contractual management fee of 1.00% ranked highest among its Morningstar Peer Group. The Morningstar Peer Group average of 0.65% fell within the second quartile. The Trustees noted that the Opportunity Fund was operating below its expense cap of 1.50% for Institutional Class shares. The Trustees observed that the Opportunity Fund’s total expense ratio of 1.29% for Institutional Class shares fell within the fourth quartile as the highest among the Morningstar Peer Group, above the Morningstar Peer Group average of 0.82%, which fell within the third quartile. The Trustees also compared the fees paid by the Opportunity Fund to the fees paid by other separately-managed accounts and a private investment vehicle of the Adviser and noted that the Fund’s management fee appeared to be reasonable.

The Trustees noted that the Small Cap Value Fund’s contractual management fee of 1.25% fell within the fourth quartile, compared to the Morningstar Peer Group average of 0.95%, which fell between the second and third quartiles. The Trustees observed that the Small Cap Value Fund’s total expense ratio of 1.75% for its Institutional Class shares fell within the fourth quartile, above the Morningstar Peer Group peer group average of 1.23%, which fell within the third quartile. The Trustees also compared the fees paid by the Small Cap Value Fund to the fees paid by separately-managed accounts and a private investment vehicle of the Adviser that were similar to the Fund in terms of their underlying investment philosophy and noted that the Fund’s management fee appeared to be reasonable.

The Trustees concluded that the Funds’ expenses and the management fees paid to the Adviser were fair and reasonable in light of the comparative performance, expense and management fee information. The Trustees further concluded that the Adviser’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Adviser had maintained adequate profit levels to support its services to the Funds from the revenues of its overall investment advisory business, despite its subsidies to support the Small Cap Value Fund’s operations.

4.	EXTENT OF ECONOMIES OF SCALE AS THE FUNDS GROW

The Trustees compared the Funds’ expenses relative to its peer group and discussed realized and potential economies of scale. The Trustees also reviewed the structure of the Funds’ management fee and whether the Funds were large enough to generate economies of scale for shareholders or whether economies of scale would be expected to be realized as Fund assets grow (and if so, how those economies of scale were being or would be shared with shareholders). The Trustees reviewed all fee waivers and expense reimbursements by the Adviser with respect to the Small Cap Value Fund. The Trustees noted that the Funds’ management fee structure did not contain any breakpoint reductions as the Funds’ assets grow in size, but that the Adviser had provided information to the Trustees concerning the future circumstances that may warrant a breakpoint in the fee structure. With respect to the Adviser’s fee structure and any applicable expense waivers, the Trustees concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Adviser and the Funds at the Funds’ current asset level.

5.	BENEFITS DERIVED FROM THE RELATIONSHIP WITH THE FUNDS

The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its association with the Funds. The Trustees examined the brokerage and commissions of the Adviser with respect to the Funds. The Trustees concluded that the benefits the Adviser may receive, such as greater name recognition, growth in separate account management services or increased ability to obtain research or brokerage services appear to be reasonable, and in many cases may benefit the Funds through growth in assets.

CONCLUSIONS

The Trustees considered all of the foregoing factors. In considering the renewal of the Agreement, the Trustees did not identify any one factor as all-important, but rather considered these factors collectively in light of the Funds’ surrounding circumstances. Based on this review, the Trustees, including a majority of the Independent Trustees, approved the renewal of the Agreement as being in the best interests of each Fund and its shareholders.

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	13.05%
Opportunity Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2013 was as follows:

Small Cap Value Fund	14.14%
Opportunity Fund	100.00%

For the fiscal year ended February 28, 2013, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	100.00%
Opportunity Fund	0.00%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 58	Trustee	Indefinite Term; Since August 22, 2001	Professor and Chair, Department of Accounting, Marquette University (2004–present).	31	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	Trustee	Indefinite Term; Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986–present).	31	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 70	Trustee	Indefinite Term; Since October 23, 2009	Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994–2011); Vice President, Secretary, Treasurer and CCO of Granum Series Trust (an open-end investment company) (1997–2007); President, CAO and CCO, Granum Securities, LLC (a broker-dealer) (1997–2007).	31	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 51	Chairperson and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994–present).	31	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 56	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Vice President, Treasurer, and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2002–present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 34	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004–present).	N/A	N/A

Robert M. Slotky 615 E. Michigan St. Milwaukee, WI 53202 Age: 66	Vice President, Chief Compliance Officer and Anti-Money Laundering Officer	Indefinite Term; Since January 26, 2011	Senior Vice President, U.S. Bancorp Fund Services, LLC (2001–present).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 31	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services LLC (2008–present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at
1-877-SNOWFND (877-766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877-SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Trust for Professional Managers

By (Signature and Title)*        /s/John Buckel

John Buckel, President

Date         11/4/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/John Buckel

John Buckel, President

Date         11/4/13

By (Signature and Title)*         /s/Jennifer Lima

Jennifer Lima, Treasurer

Date         11/4/13

* Print the name and title of each signing officer under his or her signature.